Exhibit 99.2
HIGH PLAINS RANCH II, LLC
Financial Statements
As of June 30, 2016 and for the six months ended June 30, 2016 and 2015

HIGH PLAINS RANCH II, LLC

Table of Contents

Page(s)
Balance Sheets	1

Statement of Income and Comprehensive Income	2

Statements of Cash Flows	3

Notes to Financial Statements	4-5

HIGH PLAINS RANCH II, LLC
Balance Sheets
(In thousands)

	June 30, 2016	December 31, 2015
	(unaudited)
Assets
Current assets:
Cash	$3	45
Restricted cash	68,324	82,725
Accounts receivable – trade	11,968	3,648
Notes receivable	9,623	9,623
Spare parts inventory	1,062	1,079
Prepayments and other current assets	643	1,308
Total current assets	91,623	98,428
Property, plant, and equipment, net of accumulated depreciation of $96,439 and $80,638	813,262	821,554
Other assets:
Notes receivable	15,237	20,049
Other receivable - SunPower indemnity	75,000	75,000
Total other assets	90,237	95,049
Total assets	$995,122	1,015,031
Liabilities and Members’ Equity
Current liabilities:
Current portion of long-term debt	$23,548	22,652
Accounts payable – trade	536	384
Accounts payable – affiliate	807	1,099
Accrued interest expense	8,835	9,105
Other current liabilities	92	82
Total current liabilities	33,818	33,322
Other liabilities:
Long-term debt	752,837	766,673
Asset retirement obligation	3,988	3,825
Other non-current liabilities	11,500	3,918
Total non-current liabilities	768,325	774,416
Total liabilities	802,143	807,738
Commitments and Contingencies
Member’s equity	192,979	207,293
Total liabilities and members’ equity	$995,122	1,015,031
See accompanying notes to financial statements.

HIGH PLAINS RANCH II, LLC
Statements of Operations and Comprehensive Income
(In thousands)
(unaudited)

	Six months ended June 30, 2016	Six months ended June 30, 2015
Operating revenues
Total operating revenues	$39,360	38,619
Operating costs and expenses:
Cost of operations	4,004	5,187
Depreciation and accretion expense	15,964	15,670
Total operating costs and expenses	19,968	20,857
Operating income	19,392	17,762
Other income (expense):
Interest income	435	597
Interest expense	(12,109)	(12,376)
Total other expense	(11,674)	(11,779)
Net income	7,718	5,983
Other comprehensive income:
Unrealized income on derivatives	1,036	1,059
Other comprehensive income	1,036	1,059
Comprehensive income	$8,754	7,042
See accompanying notes to financial statements.

HIGH PLAINS RANCH II, LLC
Statements of Cash Flows
(In thousands)
(unaudited)

	Six months ended June 30, 2016	Six months ended June 30, 2015
Cash flows from operating activities:
Net income	$7,718	5,983
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense	15,801	15,539
Accretion of asset retirement obligation	163	131
Amortization of debt issuance costs	97	98
Amortization of swaption premiums	1,036	1,059
Cash (used) provided by changes in other working capital:
Accounts receivable – trade	(8,320)	(7,920)
Spare parts inventory	17	(709)
Prepayments and other current assets	665	765
Accounts payable – trade	(663)	(55)
Accounts payable – affiliate	(292)	(386)
Non-current liabilities	628	1,338
Net cash provided by operating activities	16,850	15,843
Cash flows from investing activities:
Capital expenditures	0	(520)
Decrease in note receivable	4,812	4,851
Decrease in restricted cash	14,401	14,737
Net cash provided by (used in) investing activities	19,213	19,068
Cash flows from financing activities:
Payments for long-term debt	(13,037)	(12,173)
Dividend paid/return of capital to members	(23,068)	(22,738)
Net cash (used in) provided by financing activities	(36,105)	(34,911)
Net change in cash	(42)	0
Cash, beginning of period	45	228
Cash, end of period	$3	228
See accompanying notes to financial statements.

HIGH PLAINS RANCH II, LLC
Notes to Financial Statements
June 30, 2016

(1)	Nature of Business
High Plains Ranch II, LLC, or the Company, a Delaware limited liability company, was a wholly owned subsidiary of NRG Solar CVSR Holdings, LLC, a Delaware limited liability company, which is a wholly owned subsidiary of NRG Solar Sunrise, LLC, a Delaware limited liability company, which is a wholly owned subsidiary of NRG Renew LLC, or NRG Renew, a Delaware limited liability company, which is a wholly owned subsidiary of NRG Repowering Holdings LLC, a Delaware limited liability company, which is a wholly owned subsidiary of NRG Energy, Inc., or NRG or the Parent.
The Company was organized to develop, construct, and own a 250‑megawatt, or MW, photovoltaic solar facility located in San Luis Obispo County, California known as California Valley Solar Ranch, or CVSR or the Facility. CVSR sells electricity to Pacific Gas & Electric Co., or PG&E, an electric utility based in San Francisco, California, under two 25-year power purchase agreements, or PPA, one for 210 MW and the other for 40 MW for resale to its customers.
On February 13, 2013, NRG Solar Sunrise, LLC assigned 51.05% of its membership shares in the Company to NRG Solar CVSR Holdings 2, LLC, a wholly owned subsidiary of NRG Solar Sunrise, LLC. On July 22, 2013, NRG Solar CVSR Holdings, LLC assigned 48.95% of its interest in the Company to NRG Yield Operating LLC, a consolidated subsidiary of NRG Yield LLC. NRG Yield, Inc. owns 44.7% of NRG Yield LLC and NRG owns the remaining portion. During 2016, CVSR Holdco LLC was formed to own NRG Solar CVSR Holdings, LLC. On September 1, 2016, as further described in Note 3, Subsequent Events, NRG Yield Operating LLC acquired the remaining 51.05% interest in the Company through its acquisition of 51.05% of CVSR Holdco LLC.
Operations commenced on the first 22 MW phase in September 2012 and 105 MWs for phases two and four in December 2012. For the completion of the final phase, 21 MWs commenced operation in the third quarter of 2013 and 102 MWs commenced operation on October 31, 2013.
The following notes should be read in conjunction with the accounting policies and other disclosures as set forth in the notes to the Company’s annual financial statements. Interim results are not necessarily indicative of results of a full year.

(2)	Accounting for Derivative Instruments and Hedging Activities
CVSR Interest Rate Swaption
The Company continues to amortize to interest expense the frozen OCI representing the value of the CVSR swaptions, previously designated as cash flow hedges, at the point when cash flow hedge accounting was discontinued. The Company will amortize the remaining amount over the term of the related debt. The swaps matured on dates ending in 2013.

Accumulated Other Comprehensive Loss
The following table summarizes the effects of the swaptions on the Company’s accumulated OCI balance, which reflects the amortization of the swaptions described above (in thousands):

Accumulated OCI balance at
December 31, 2015	$(26,837)
Amortization of swaptions to interest
expense	1,036
Accumulated OCI balance at
June 30, 2016	$(25,801)

(3)	Subsequent Events
On April 18, 2016, CVSR Holdco LLC was created whereas NRG Yield Operating LLC owns 48.95% and NRG Solar CVSR Holdings 2 LLC owns 51.05% of the entity. CVSR Holdco LLC owns 100% of NRG Solar CVSR Holdings LLC, which in turn owns 100% of the Company.
On July 15, 2016, CVSR Holdco LLC, issued $200 million of senior secured notes that bear interest at 4.68% and mature on March 31, 2037.  Interest on the notes is payable semi-annually on March 31 and September 30 of each year, and commence on September 30, 2016. Net proceeds were distributed to NRG Yield Operating LLC and NRG based on the ownership as of July 15, 2016.
On September 1, 2016, NRG Yield Operating LLC acquired the remaining 51.05% of the Company, through its acquisition of membership interests in CVSR Holdco LLC. In connection with the purchase and sale agreement and prior to close of the transaction, the $75 million receivable and $7 million payable resulting from the litigation with SunPower were transferred to NRG as a net reduction to its ownership interest in the Company.
The Company has evaluated subsequent events from the balance sheet date through September 6, 2016, the date at which the financial statements were available to be issued, and determined that there are no other items to disclose.